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Exhibit 10.5

                                August 13, 1999



United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205


Ladies/Gentlemen:

     Please refer to the Amended and Restated Credit Agreement dated as of November 2, 1998 (as amended or supplemented, the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     The Company has advised the Banks that (i) it has made a loan to an officer or employee in excess of the $100,000 limitation provided in Section 10.20(g) of the Credit Agreement, and (ii) it has made Capital Expenditures in excess of the limitation provided in Section 10.6.4 of the Credit Agreement.

     The undersigned Required Banks waive any Event of Default under the Credit Agreement arising from the events described above, so long as (i) all loans to any officer or employee do not exceed $150,000 in the aggregate, and (ii) the amount of all Capital Expenditures in Fiscal Year 1999 does not exceed $22,000,000. In addition, the Required Banks agree that, so long as (I) the Required Banks have not revoked this waiver letter by giving written notice to the Company of such revocation and (II) all other applicable conditions precedent under the Credit Agreement are satisfied, the Company may, notwithstanding the Unmatured Event of Default described in the waiver letter dated June 22, 1999, continue to borrow Loans and obtain Letters of Credit under the Credit Agreement, provided that the aggregate outstanding principal amount
                      --------
of all Loans plus the Stated Amount of all Letters of Credit shall not at any time exceed $65,000,000 from the date hereof through September 30, 1999, $60,000,000 from October 1, 1999 through December 31, 1999 and $55,000,000 from
January 1, 2000.

     The Required Banks further agree that Section 12.1.11(c) of the Credit Agreement is amended by deleting the number "60" and substituting "90" in lieu thereof.

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever.
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     This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Required Banks.

                               BANK OF AMERICA, N.A., as Agent



                              By:__________________________________________

                              Title________________________________________


                               BANK OF AMERICA, N.A., as a Bank


                              By:__________________________________________

                              Title________________________________________


                               BANKBOSTON, N.A., as a Bank


                              By:__________________________________________

                              Title________________________________________


                               COMERICA BANK, as a Bank


                              By:__________________________________________

                              Title________________________________________
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                               FLEET NATIONAL BANK, as a Bank


                              By:__________________________________________

                              Title________________________________________


                               THE CHASE MANHATTAN BANK, as a Bank


                              By:__________________________________________

                              Title________________________________________



Accepted and Agreed to
this ____ day of August, 1999

UNITED ROAD SERVICES, INC.



By:____________________________

Title__________________________